UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: February 3, 2006

GABRIEL TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

000-23415

22-3062052

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(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

4538 S. 140th Street

Omaha, Nebraska 68137

 (Address of Principal Executive Offices) (Zip Code)

_____________________________________________

(Former Address of Principal Executive Offices (Zip Code)

(402) 614-0258

(Registrant's telephone number, including area code)

_________________________________________________

(Former Name or Former address, if changed since Last Report)

ITEM 7.01

REGULATION FD DISCLOSURE

On February 2, 2006, Registrant announced that its subsidiary Trace Technologies has launched its commercial Trace Location Services.

Trace provides a flexible, rapidly deployable assisted-GPS location-based service. It enables a wide array of cost efficient, customizable applications aimed at locating and tracking assets and people in a variety of challenging environments when minimal size, greater signal sensitivity and extended battery life are essential.  The superior signal penetration of the Trace service allows users to track mobile assets in high interference environments where conventional GPS systems lose reception, such as in buildings, urban canyons, cargo trailers and other obscured locations. Trace believes that its proprietary two-way paging-over-wireless-network software and web services interface based on Qualcomm Snaptrak™’s GPS software will revolutionize how and where GPS can be applied.

Trace has begun several large-scale commercial evaluations of the entire service offering, including evaluations by the federal government.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

99.1

News Release issued by the Registrant on February 2, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GABRIEL TECHNOLOGIES CORPORATION

Date:  February 3, 2006

By:

/s/   Keith R. Feilmeier

Keith R. Feilmeier, Chairman, President and

Chief Executive Officer